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                                                                   EXHIBIT 10.41

                              (SPECIMEN) AGREEMENT

     THIS AGREEMENT is made and entered into by and between FLORIDA GAMING CORPORATION, a Delaware corporation ("Company") and _____________ ("Optionee"),

                              W-I-T-N-E-S-S-E-T-H:

     WHEREAS, the Optionee is an officer and/or director and/or employee of the Company; and

     WHEREAS, from time to time the Company has previously granted to Optionee options to purchase shares of the common stock of the Company ("Common Stock") with varying strike prices and expiration dates (the "Options"); and

     WHEREAS, the strike prices substantially exceed the current fair market value of the Common Stock; and

     WHEREAS, the Company and the Optionee deem it to be in the best interest of the Company that the Options be cancelled.

     NOW, THEREFORE, in consideration of the premises and $1.00 in hand paid by the Company to the Optionee, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. CANCELLATION OF OPTIONS. All Options previously granted by the Company to the Optionee are hereby cancelled effective as of the date of this Agreement.

     2. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto and shall not be modified or amended except in writing signed by the parties hereto.

     3. COUNTERPARTS. This Agreement may be signed in separate counterparts, each of which shall constitute an original copy hereof, but all of which together shall constitute a single instrument.

     EXECUTED as of the 2nd day of November 1998.


                                            FLORIDA GAMING CORPORATION


                                            By:
                                               -----------------------
                                               Robert L. Hurd
                                               President


                                            Name:
                                               -----------------------